Exhibit 99.1
S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

C O N F I D E N T I A L 2 General The information contained in this Investor Presentation (“Presentation”) has been prepared by Nutex Health Inc. (“NUTX” or the “Company”) for investors, solely for informational purposes. The Presentation has been prepared to assist prospective investors in making their own evaluation of the Company and does not purport to be all inclusive or to contain all of the information a prospective or existing investor may desire. The Presentation shall not form the basis of any contract or commitment. Information provided in this Presentation speaks only as of the date hereof and is subject to change. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this Presentation. This Presentation does not constitute investment, legal, tax or other advice, and does not take into consideration the investment objectives, financial situation or particular needs of any particular investor. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that NUTX will achieve or is likely to achieve any particular future result. While NUTX are not aware of any misstatements regarding any information in this Presentation, NUTX or any of its respective affiliates, officers, directors or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Readers of this Presentation should consult their own counsel and tax and financial advisors as to legal and related matters concerning the information described herein. This Presentation does not purport to contain all the information or factors that may be required to make a full analysis of NUTX. Viewers of this Presentation should each make their own evaluation of NUTX and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Presentation also contains estimates and other statistical data made by independent parties and by NUTX relating to market size and growth and other data about NUTX’s industry and peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. To the fullest extent permitted by law, in no circumstances will NUTX or any of its subsidiaries, affiliates, representatives, directors, officers, advisers or agents be liable for any direct, indirect or consequential losses arising from the use of this Presentation, the information contained within this Presentation, or otherwise arising in connection therewith, including any investment in shares of NUTX. In addition, projections, assumptions, and estimates of NUTX’s future performance and the future performance of the markets in which NUTX competes are necessarily subject to a high degree of uncertainty and risk. Disclaimer

C O N F I D E N T I A L 3 Certain statements and information included in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. When used in this Presentation, the words or phrases “will”, "will likely result," "expected to," "will continue," "anticipated," "estimate," "projected," "intend," “goal,” or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the control of the Company. Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in laws or regulations, including the interim final and final rules implemented under the No Surprises Act , economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s ability to compete, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition and the ability of the Company to obtain future financing. An extensive list of factors that can affect future results are discussed in the Current Report on Form 10-K for the period ended December 31, 2022 under the heading “Risk Factors” in Part I, Item IA thereof, and other documents filed from time to time with the Securities and Exchange Commission. Such factors could materially adversely affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this Presentation. Forward looking statements

C O N F I D E N T I A L 4 Agenda 1 Business Overview 2 Appendix

C O N F I D E N T I A L 5 Denise Pufal Director of Operations Thomas T. Vo, M.D., MBA Chief Executive Officer Jon Bates, MBA, CPA Chief Financial Officer Warren Hosseinion, M.D. President Pamela Montgomery, R.N., J.D. Chief Legal Officer (Healthcare) & Secretary Michael Chang, M.D. Chief Medical Officer Elisa Luqman, J.D., MBA Chief Legal Officer (SEC) & Secretary Lawrence Schimmel, M.D. Chief Medical Information Officer Management team with deep experience in healthcare

C O N F I D E N T I A L 6 Our mission, vision, and values To make exceptional concierge-level health care more accessible to all communities, with a practice centered on patient experience and satisfaction Our Mission To be leaders in individualized patient care and innovators in the future of healthcare Our Vision Patient care is our number one priority – every single decision that we make as a company revolves around creating the best possible patient care Our Values

Nutex at-a-glance

- Owns and operates a comprehensive and **integrated care delivery platform** comprised of:
  - **Hospital Division**
    - Develops and operates a network of micro-hospitals, specialty hospitals, and hospital outpatient departments
    - A micro-hospital is a small hospital including a full-functioning Emergency Room ("ER"), 4-10 inpatient suites and operated by Board-Certified Emergency Physicians
    - Represents ~90% of Revenue
  - **Population Health Management Division**
    - Risk-bearing provider networks / IPAs[1]
    - Cloud-based population health analytics platform
    - MSO[2] that provides support services to physician groups including affiliated IPAs
- **Designed for Physician Leadership and Alignment**
  - Physician equity ownership
  - Care quality incentive payments
  - Attracts and retains leading physician and team members

Company Highlights

20 owned and operated facilities	**800+** physicians	**>95%** physician retention rate
24,000+ lives under management	**3.1M** active patient records on the population health platform	**10,700+** data sources

Note: Company Highlights reflect values as of [Q1 2023]. [1] IPA refers to Independent Practice Associations. [2] MSO refers to Management Services Organizations.

CONFIDENTIAL 7

C O N F I D E N T I A L 8 Overview of Nutex’s hospital division Nutex’s Innovative Micro-Hospitals Meet their served Communities Demand for Higher Acuity Care What we do  Network of strategically located, state-of-the-art micro-hospitals across the U.S. which service ER visits at equivalent cost  Provide immediate and convenient access to both emergency services and in-patient services  Offer direct admission to hospitals (if needed) Where we are  Fulfills underserved healthcare segment of communities in need of access to emergency and inpatient services provided by Board Certified Physicians  Target suburban, high traffic locations to facilitate ease of access and achieve high local visibility  “In Your Face” Go-To-Market Our care model  Patient-friendly and cost-effective setting  Full clinical staff and open 24 hours, seven days a week  Wait times drastically lower than traditional ER settings  Best-in-class care delivered by friendly and attentive teams Next Generation Design Serves All Stakeholders 1 Additional Sources: CDC, National Hospital Ambulatory Medical Care Survey: 2018 Emergency Department Summary Tables. 1 Based on management estimates. High volume emergency room visits  Overwhelming ~140 million visit burden on limited ER infrastructure Lack of convenience  Traditional hospital or ER settings can be unpleasant1  Wait times tend to be very long (>100 minute median wait time) Address Challenges of Traditional Care Access Points Micro-Hospital Revenue Model  Reimbursed by private insurance companies as a hospital provider  >90% commercial payor mix  Collect at median in-network rates for outpatient emergency and in-patient services  No balance billing

C O N F I D E N T I A L 9 Nutex’s micro-hospitals treat over 90% of ER acuities at a fraction of the wait time Abdominal Pain Chest Pain Broken Bones Injuries and Wounds Flue-like Symptoms Vomiting / Diarrhea Cough Headaches Young adults (18~35) Represents ~31% of patients 1 Source: CDC, National Hospital Ambulatory Survey: 2018 ED Summary Tables 2 The remaining 8% for the U.S. ER average is attributed to no triage 3 BCBS is comprised of 8 different independent State Payors Plus BCBS Federal … Experiencing a variety of ailments We treat a wide range of patient demographics… Pediatrics (<18) Represents 18% of patients Adults (35+) Represents ~51% of patients Comparing NUTX to U.S. ER Averages Nutex’s facilities require lower staffing and capital obligations while delivering improved quality of care, with an average patient wait time of 15 – 30 minutes U.S. National Average ER Acuity Levels Acuity Level NUTX Average National Average ∆ 1 1% 5% (4%) 2 5% 28% (23%) 3 59% 44% 15% 4 27% 14% 13% 5 8% 1% 7% 1 Non-urgent (Rash) 2 Semi Urgent (Simple laceration) 3 Urgent (Abdominal pain) 4 Emergent (Asthma attack) 5 Immediate (Cardiac arrest) 90% of ER acuities are levels 2 – 4 and are covered at Nutex’s micro-hospitals

C O N F I D E N T I A L 10 Our patient care philosophy is enabled by our clinicians Better work environment for healthcare professionals Positive reviews and referrals Strong patient base and financial performance Patient-centric healthcare setting High-quality, concierge level emergency care and diagnostic services Producing a compelling value proposition for providers… … generates a flywheel of clinical and financial performance Physicians  Aligned partnership strategy  Peer-to-peer training and support  Balanced work environment  Joint ownership model  Compensation benefits  Robust back-office support Care teams  Aligned financial incentives based on center performance, including quarterly bonuses  Collaborative work environment  Continuous training and advancement opportunities  Work / life balance programs with structured shift schedules

Our focus areas represent a massive market opportunity

Population Health Value-Based Care

Population Health Management Division

I) **Clinigence –** cloud-based SaaS and data analytics enable providers to optimize clinical outcomes and financial performance
II) **Procare –** an MSO that provides healthcare administration and management services
III) **AHP –** Southern California risk-bearing IPA; ~140 PCPs and 660 specialists with 22k+ lives

Total Addressable Market ~$280 billion

Total Emergency Department Market

- All payors
- All levels of acuity
- Open 24/7, 365
- ER services, advanced imaging, scheduled procedures, testing and lab services to adult and pediatric patients

Targeted Addressable Market ~$110 billion

Targeted Emergency Department Market

- ER services, inpatient, outpatient imaging, outpatient labs, minor procedures, etc.
- Suburban and underserved markets
- Commercial pay Emergency Department ("ED") visits
- Mid-acuity (emergent to semi-urgent) cases

Source: U.S. Department of Commerce, U.S. Department of Health and Human Services Centers for Disease Control and Prevention, National Hospital Ambulatory Medical Care Survey: 2018 Emergency Department Summary Tables
Note: 2022 Segal Health Plan Cost Trend Survey Report indicates the average cost of an ER visit to be as high as ~$1,900

CONFIDENTIAL 11

How we got here

Developing a Thesis

Pre-2008:

- Dr. Vo develops patient-centric philosophies for emergent medicine inspired by 20+ years as ER physician

2008-2011:

- Dr. Vo opens various Emergency Centers in Houston

2011:

- Nutex Health is founded

2014:

- Tyvan LLC, a billing and coding company, is established

Building Nutex

Year	2015	2016 - 2018	2019-2020	2022
# of Facilities	1	5	17	21
# of States[1]	1	1	8	9
Milestones	Opened **first** micro-hospital facility in Texarkana, TX	Continued expansion in Texas by adding **4** new facilities	Strong de-novo growth; added **12** micro-hospitals across **7** new states	Continued expansion in existing states, development of pop health platform in CA



Nutex built via a methodical expansion strategy, powered by unparalleled industry expertise

[1] State count includes IPA locations.

CONFIDENTIAL 12

C O N F I D E N T I A L 13 Turn-key de novo strategy delivering compelling and scalable facility economics De Novo Facility Profile De Novo Rollout Timeline Services / Staffing ◼ Provide emergency, inpatient care, outpatient imaging, outpatient labs, minor procedures, etc. ◼ ER Physician, RNs, Radiology Technologists, EMT with on-call Hospitalist on staff at all times Size & Beds ◼ ~18,000 sq ft ◼ 4-10 in-patient beds; 6-10 emergency rooms Site Selection and Evaluation ◼ Target densely populated suburban and underserved markets (with a focus on populations covered by commercial payers) ◼ Evaluate demographics, real estate costs, coverage and competitive landscape ◼ Conduct regulatory and state / municipality research Cost ◼ Capex – around $3.5-4mm per facility ◼ Cost of real estate – roughly $15-20mm per facility Profitability ◼ Typical facility is cash flow positive within ~12-13 months ◼ Achieve breakeven at ~15-20 patients per day Growth ◼ Pipeline of in-development and early planning facilities; expect to build +5 facilities per year1 ◼ Embedded growth of newly opened facilities to maturity supported by marketing and other business development ◼ Expand service line offerings ◼ Hub and spoke model including new types such as Urgent Care Task Timing Identify Optimal Markets > 18 months before entry Evaluate Site Feasibility 12 - 18 months before entry Build Sites 0 - 12 months leading to entry Accelerated Market Growth and Expansion Ongoing (once site is open) Total time frame for opening a typical new facility is ~18 months 1 Management guidance per FY 2022 10K filing. Nutex plans to nearly double its facility footprint by mid-2025 with plans to open 5-6 more facilities in 2023, 7-8 new facilities in 2024, 5+ in 2025.

Selected External Growth Opportunities

Core Nutex Opportunities	Emerging Nutex and Micro-Hospital Opportunities

IPA Development
- Acquire or start IPAs
- Increase capitation and full-risk contracting

Facility Development
- Acquire and transition facilities into micro-hospitals
- Hospital outpatient licensing
- Improve MLR on risk-bearing contracting

Strategic Geographies
- Enter new markets
- Add density in served markets
- Certificate of Need states

Service Line Expansion
- Brick and mortar support needs across psych, telemedicine and others
- After-hours urgent care
- Support IPA care delivery

Joint Ventures
- Develop and operate facilities on behalf of health systems

Digital Health
- Telehealth support
- Radiology AI

Partnerships
- Employer direct health
- Support additional models to augment patient volume

Emerging Care Models
- Continuous care model support
- Chronic disease management network

CONFIDENTIAL 14

Overview of Nutex's population health management division

Proprietary, cloud-based technology system and value-based network...

- Established in April 2022 upon the completion of the merger with Clinigence to form the basis of a fully integrated and comprehensive population health ecosystem including:
  - Clinigence cloud-based solutions required to deliver a comprehensive wrap-around population management program utilizing Nutex provider and facility resources:
    - **Medical Management** – care management tools and support such as point-of-care Quality GAP Reporting to identify gaps in care and high-risk care managers
    - **Data Analytics** – integrate claims and other data sets for analytics that support financial, clinical and utilization tools for use by payors, systems and providers
    - **Management Services Organization (MSO)** – additional integrating resource to Nutex affiliated and other providers seeking back-office support
  - Owns and operates provider networks such as value-based care groups via IPAs to deliver the complementary primary care and specialty capabilities to Nutex micro-hospital network
    - Existing risk-bearing provider operations in Los Angeles, Houston, South Florida, and Phoenix
    - Anticipate **launching 2-3 new IPAs annually** to overlay micro-hospital footprint
- Generates ~10% Nutex revenue through capitation revenue and management fees from provider network and MSO services in addition to licensing and other fees from cloud-based offering

...to deliver fully integrated population health management

CLINIGENCE

Provides SaaS and other analytics-driven solutions to payers and providers to optimize clinical and financial performance

+

PROCARE MANAGEMENT SERVICES ORGANIZATION

Leading MSO that provides services for HMOs and IPAs in Southern and Northern California

+

AHP

Risk-bearing medical group in Southern California that provides care for over 22,000 patients through a network of 141 primary care physicians and 660 specialists

Definitions: ACO: Accountable Care Organization; CQM: Clinical Quality Measure; EHR: Electronic Health Record; HCC: Hierarchical Condition Categories; HMO: Health Maintenance Organization; IPA: Independent Practitioner Association; MSO: Management Services Organization; RAF: Risk Adjustment Factor; SaaS: Software-as-a-Service

CONFIDENTIAL 15

Our vision is to create an integrated, risk-bearing delivery model


NUTEX HEALTH
Network of micro-hospitals
Robust back-office teams
Billing & collections
Patient-centric healthcare provider
Technology enabled value-based network
Risk-bearing provider networks
Data analysis
MSO services
Today
Micro-hospitals
Future State
Value-based care

First-of-its-kind integrated healthcare delivery model

- Pioneering platform which combines a **national network of patient-centric micro-hospitals** with **wraparound technology-enabled primary care capabilities**
  - Proven track record in providing **high-quality, more cost-efficient care** relative to traditional hospital care setting
  - Supported by proprietary, cloud-based technology system that **analyzes and aggregates data across its entire healthcare delivery platform**
  - Robust care coordination capabilities with active patient management to **improve outcomes for all parties** and **drive greater payor adoption**
- **Unique physician-led structure and ownership model** drives superior patient experience and quality outcomes

CONFIDENTIAL 16

Nutex's integrated model aligns incentives to deliver superior outcomes versus comparable elements of existing care models

	Providers	Facility Based Care	Population Health Capabilities
Nutex Health	✓ **Nutex IPA**	✓ **Nutex micro-hospitals**	✓ **Nutex proprietary cloud-based healthcare technology platform**
	✓ Member data access supports care delivery and management ✓ Member-based outcomes revenues ✓ Care coordination capabilities with active patient management ✓ Ability to assume and operate profitability in a full-risk/capitated environment		✓ Data-driven analytics platform integrating both claims data and clinical data ✓ Streamline care delivery and management ✓ Support participation in population health, capitation and other value-based care arrangements
Existing Models	× Volume based revenues × Siloed data and systems × Suboptimal patient experience × Profitability challenges of next-gen models	× High-cost care setting × Oriented to upstream referral sources × Siloed data and systems × Capacity challenges	× Traditional systems consisting of siloed data and systems lack ability to participate in programs designed to lower costs and improve quality × Next-gen primary care capable of managing global risk

CONFIDENTIAL 17

Nutex has a differentiated model with attractive attributes to stakeholders

	ASCs	Freestanding EDs	Urgent Care Centers	Medical Offices	NUTEX HEALTH
Services					
Acute Care		●	●		●
Emergency Care		●	●		●
Pharmacy					●
Imaging		●	●		●
Lab		●	●	●	●
Primary Care				●	●
Specialty Care					●
Outpatient Rehab					●
Outpatient Procedures	●				●
Wellness Services			●	●	●
Women's Services				●	●
Revenue Model	• Reimbursement via technical fee; professional fee typically paid out to physician partners	• Relatively significant upfront investment	• Relatively low (though stable) per-case reimbursement	• Lowest relative cost • Impacted by site-neutral payments	**Convenient access to 90% of hospital services**
Profit Metrics	• Feature many state licensure regulations and exclusions	• Feature many state regulations	• High patient volumes required for break-even performance; low FFS revenue per patient	• Most physician practices operate at break-even profitability	**B/E = ~15 patients/day** **CF+ in ~13 months** **EBITDA margin = XX%**
Value-Based Care	• Limited participation opportunity or value-add	• Limited participation opportunity or value-add	• Limited participation opportunity or value-add	• Typically participate through an IPA or MSO	**Complete VBC offering with full integration of physician network**

Note: Nutex does not currently operate surgery centers.

CONFIDENTIAL 18

C O N F I D E N T I A L 19 Investment Highlights Well-positioned for major trends in a large and attractive market (high-quality, patient-centric hospital inpatient care and value-based outpatient care) 1 Deep value proposition to the healthcare ecosystem from our comprehensive portfolio of coordinated assets, delivering high-quality, cost-effective care and high levels of patient satisfaction 2 3 Long-term alignment with local physicians 4 Multiple levers for long-term growth (Micro-hospitals and risk-bearing provider networks) 6 Strong management team with unparalleled expertise in the industry and proven ability to execute 5 Ground level investment opportunity with established track record of profitable growth

Financial Overview

Historical Financials

($ in millions)



Revenue
Adjusted EBITDA
$97
NA
$274
$115
$332
$145
$219
$13
FY2019
FY2020
FY2021
FY2022

Commentary

- FY2022 Hospital Division Revenue of $199mm
- FY2022 Population Health Division revenue of $21mm
- Total patient visits decreased by 15% YoY
- $34mm cash and equivalents as of 12/31/2022
- Anticipate opening 19 new facilities by mid-2025 – these facilities are either under construction or in advanced planning stages
- On April 11, 2023, entered into a $100 million pre-paid advance agreement with Yorkville Advisors
- Several initiatives underway to power a strong growth path ahead:
  - Solidifying revenue cycle management to respond to the IDR process related to NSA
  - Increasing efforts to collect co-pays and co-insurance
  - Prioritizing sign favorable contracts with insurers
  - Accelerating contracts with local physicians to join IPAs
  - Ramping up marketing efforts

Note: FY2019 consolidated EBITDA is not available per publics filings. 2021 results benefitted from higher patient volumes due to COVID-19 related cases.

CONFIDENTIAL 20

C O N F I D E N T I A L 21 Nutex strategic response to the No Surprises Act (NSA) Our Strategic Response Actions: Maximizing our claims coding efficiency, increasing efforts to collect co-pays and co-insurance 1 6 Focus on growing IPA side of the business, which is minimally affected by the NSA 3 Making appeals for additional payment of claims for periods before and after the NSA final rule was adopted through the IDR process 4 Targeting favorable contracts with new insurers and with existing contracted providers 5 Working with both local and national legislatures to enforce the NSA rules and guidelines for Insurers ◼ The No Surprises Act (“NSA”) is a federal law that took effect January 1, 2022, to protect consumers from most instances of “surprise” balance billing ◼ Nutex Health prides itself as a leader in billing transparency and does not engage in balance billing ◼ The NSA limits the amount an insured patient will pay for emergency services furnished by an out-of-network provider ◼ The NSA limits payments to a statutorily calculated “median in-network rate” (Qualified Payment Amount or “QPA”) ◼ Insurers often initially pay lower amounts than the QPA, which commonly leads to an arbitration process known as Independent Dispute Resolution (“IDR”) ◼ Recent legal and regulatory developments support returning to a normalized process ◼ March 28, 2023: Discussion with Congress during HHS Secretary Becerra’s testimony to the Ways and Means Committee covered the NSA not being executed in a fair manner and placing undue weight on the QPA, favoring insurers ◼ March 17, 2023: certified IDR entities were instructed to resume making payment determinations (after a brief pause following February 6th ruling) for disputes furnished on or after October 25, 2022, noting all evidence by both parties must be considered ◼ February 6, 2023: the U.S. District Court ruling stated that the revised IDR process that considers the QPA conflicts with the statutory provisions of the NSA unfairly favors the payors, is unlawful, and must be set aside Having a dedicated IDR team to accelerate resubmission of claims under the IDR process 2

C O N F I D E N T I A L 22 Agenda 1 Business Overview 2 Appendix

C O N F I D E N T I A L 23 Reverse merger to create a unique and innovative facility value-based platform Micro-hospitals Value-based care ◼ Nutex Health announced a reverse merger with Clinigence Holdings ◼ Clinigence is a publicly traded technology-enabled population health management company whose platform combines medical management, data analytics and risk-bearing provider networks ◼ Announced November 2021 and closed effective April 2022 ◼ Creates a leader in population-based value-based care ◼ Integration of Nutex’s micro-hospital platform with the data and population health management services of Clinigence to drive attractive growth and operating synergies Transaction overview Rationale

C O N F I D E N T I A L 24 All stakeholders win with our model Patients Clinicians & Staff Hospital systems / communities Payors Immediate and convenient access to emergency services Alignment of financial incentives Reduced burden on traditional emergency room systems Increased supply of care Superior patient experience and clinical outcomes High satisfaction and retention rates Advent of local competition spurs improvement in quality across broader system No incremental cost to the payor as a result of the No Surprises Act Median in-network rates / no balance billing Robust administrative back-office support Increased public trust in local healthcare ecosystem Positive impact on acute care reduces downstream complication risk Micro-hospital division Superior patient experience and quality of care High work satisfaction and retention rates Additional access points to convenient, high quality emergency care Lower healthcare costs Value Add For All Key Constituents

Award winning and highly rated service

Best-in-class facilities delivering high quality emergency care and diagnostic services results in positive patient outcomes, high satisfaction rates and greater number of referrals

Recent Nutex Accolades

Best Hospital 2021 — TULSA ER & HOSPITAL

Top Three in Best ER Hospitals — TUCSON ER & HOSPITAL

Best Emergency Room 2021 — TEXARKANA EMERGENCY CENTER

Best Specialty Hospital — ALEXANDRIA EMERGENCY HOSPITAL

Top Work Places 2021 — PHOENIX ER & MEDICAL HOSPITAL

The Faces of Emergency Care 2021 — OKLAHOMA ER & HOSPITAL

Nutex Patient Testimonials

★★★★★ 3 months ago

The staff was superb with my 3 year old. They were kind, helpful and on top of things. We were there early so there was no wait and we were in and out in 45 minutes or so even with x-rays and a splint involved. They even gave my kid a teddy bear on the way out. Very good experience!

★★★★★ 3 months ago

Very fast! Professional! Extremely clean! Super friendly! I will always choose this place above all others. This was my 3rd time to use. I've had different team every time with the same excellent care!

Average Google review: 4.8 stars
Average Facebook review: 4.8 stars

CONFIDENTIAL 25

Plan to accelerate growth via deliberate expansion

Multiple levers for growth spanning from organic to inorganic growth opportunities

Current

20 facilities open today

8 existing states

Near-term[1]

19 de novos under development

5 new states by mid-2025

Key Learnings

- In the beginning of 2023, Nutex conducted a strategic review of its facility portfolio which resulted in the closing of 3 facilities
- Key takeaways to build upon going forward include:
  - Focus on strategic suburban / metro areas to avoid entering over-saturated markets
  - Focus on underserved areas with sufficient patient volumes to provide resiliency when new entrants arrive

Anticipate opening 5-6 new facilities in key markets during 2023


Existing facilities
Facilities under development
Existing IPA[2]
IPA under development[3]
Existing states
New states in pipeline

[1] Nutex expects to open 5-6 new facilities in 2023; 7-8 new facilities in 2024; 5+ in 2025. [2] Nutex operates one existing IPA network in Los Angeles, CA. [3] Adding 3 new IPA networks in Houston, TX, Phoenix, AZ and Miami, FL which will be fully operational by year-end 2023.

CONFIDENTIAL 26

Case study: Houston, TX

Synergistic Value-Based IPA with a Facility Model


SE TEXAS ER
& HOSPITAL
Superior Plus
Family Clinic LLC
Northeast Medical
Associates PA
Premier Primary Care LLC
United Memorial
Medical Center Group
MM Alam MD PLLC
Ruan Medical
Group PLLC
Haider Afzal MD PA
Ahmad T Muhammad
MD PLLC
Catalyst Home
Health
German Ramos MD PA
Remix Medical PLLC
Texas Family
Geriatric Clinic INC
Family Healthcare
Network LLC
United Memorial
Medical Center Group

Houston Physicians IPA is our risk-bearing provider network that is "wrapped around" the SE Texas ER & Hospital

Nutex plans to use a similar strategy as a growth portal for applicable current and future hospitals around the country

- Wraparound IPA Network Value Proposition:
  - Potential to lower Medical Loss Ratio (MLR)
  - Drives higher patient volumes through increased referrals, increased capitation and full-risk contracts
  - Data capabilities streamline care delivery and optimize outcomes
  - All-around care and management of micro-hospital patient populations

CONFIDENTIAL 27

Clinigence solutions

Clinigence Platforms

Medical Management

- Care Coordination
- High-risk care managers
- Enhanced documentation & optimized coding
- Clinical best practices & telemedicine
- Annual Wellness Exams
- Chronic Care Management
- Performance Management & QA
- AHA CMO: Clinical Management / Provider engagement

Data Analytics

- Outcome driven healthcare analytics
- Unique integration of claims and clinical data with ability to extract from multiple platforms
- Predictive Analytics
- Financial, clinical & utilization dashboards provide actionable insights
- Fuses clinical expertise with data science on cloud-based technologies
- Demonstrated ROI for payors, health systems, and providers

MSOs

- Handles core functions – finance, human resources, IT
- Global governance and oversight
- Regulatory compliance
- Data driven management
- Allows subsidiaries to focus on core competencies and performance
- Reduced redundancy and increased scalability
- Higher ROI on talent and expertise

Select Solutions

Point-of-care Quality GAP Reporting

Allows electronic health record (EHR) user to identify gaps in care and other health care information missing from the ER chart; provides additional guidance on the measures required and expected actions needed to close the gaps



Predictive Analytics

Data → Reporting / Analytics → Monitoring → Predictive Analytics

- Reporting / Analytics: *History / What happened*
- Monitoring: *What is happening now*
- Predictive Analytics: *What is going to happen in future*

Clinigence's predictive analytics technology will facilitate efficient use of inpatient beds and increase overall patient volumes in the future

Integrating Resource

Clinigence's MSO service offerings provide key integrating resources that allows physicians and operating facilities to focus on core competencies and performance:

Patients ↕ CLINIGENCE HEALTH

Providers ↔ CLINIGENCE HEALTH ↔ Payors

CONFIDENTIAL 28